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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




                                     May 2, 1997
              -------------------------------------------------------
                  Date of Report (Date of earliest event reported)


                                Empire of Carolina, Inc.
              -------------------------------------------------------
               (Exact name of registrant as specified in its charter)



           Delaware                1-7909          13-2999480
----------------------------  -------------   ------------------
(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)          File Number)  Identification No.)


  5150 Linton Boulevard, 5th Floor,  Delray Beach, Florida 33484
--------------------------------------------------------------------
        (Address of principal executive offices)  (Zip Code)


                               (561) 498-4000
                      ------------------------------
                      (Registrant's telephone number)



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Item 5.  Other Events.

     On May 2, 1997, Empire Industries, Inc. entered into the Third Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT Commercial Corporation, and Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation attached hereto as Exhibit 10.56, providing for, among other things, the amendment of certain financial covenants, which Amendment, including the exhibits thereto, is hereby incorporated by reference herein.

     On June 11, 1997, Empire Industries, Inc. entered into the Fourth Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT Commercial Corporation, and Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation attached hereto as Exhibit 10.57, providing for, among other things, the amendment of certain financial covenants, which Amendment, including the exhibits thereto, is hereby incorporated by reference herein.

     On January 22, 1998, the holders of at least 75% of the Warrants voted to amend the Warrant Agreement to include (i) 2,500,000 additional Warrants pursuant to "Proposal 3" of the 1997 proxy statement of Empire of Carolina, Inc. (the "Company") and (ii) to exchange the 200,000 GKM Warrants for 200,000 Warrants. Accordingly, the Company entered into the First Amendment to the Warrant Agreement with the holders of the Warrants from time to time, which Amendment, including the exhibits thereto, is hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.


Exhibit
Number                             Description
--------         ------------------------------------------------------------

10.56 Third Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT Commercial Corporation, and Congress Financial Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation

10.57 Fourth Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT
                 Commercial Corporation, and Congress Financial
                 Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation

10.58 First Amendment to the Warrant Agreement with the holders of the warrants from time to time


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EMPIRE OF CAROLINA, INC.


                                     By  /s/ Lawrence Geller
                                         ----------------------------------
                                     Name:   Lawrence Geller
                                     Title:  Vice President
                                             and General Counsel

Date: March 30, 1998


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                                    EXHIBIT INDEX


Exhibit
Number                             Description
--------         ------------------------------------------------------------

10.56 Third Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT
                 Commercial Corporation, and Congress Financial
                 Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation

10.57 Fourth Amendment to Loan and Security Agreement (the "Amendment") with LaSalle National Bank, BT
                 Commercial Corporation, and Congress Financial
                 Corporation (Central), The CIT Group/Credit Finance, Inc., and Finova Capital Corporation

10.58 First Amendment to Warrant Agreement with the holders of the warrants from time to time


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